SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
   Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 11, 2006
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                Banc of America Commercial Mortgage Trust 2006-3
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                         (Exact name of issuing entity)

                      Bank of America, National Association
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               (Exact name of sponsor as specified in its charter)

                    Banc of America Commercial Mortgage Inc.
                    ----------------------------------------
             (Exact name of registrant as specified in its charter)

      North Carolina                333-130755                56-1950039
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      (State or other        (Commission File Number        (I.R.S. Employer
      jurisdiction of           of issuing entity)       Identification No. of
     incorporation of                                         Registrant)
        Registrant)

214 North Tryon Street, NC1-027-22-03 Charlotte, North Carolina         28255
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(Address of principal executive offices of Registrant)                (Zip Code)

Registrant's telephone number, including area code:  (704) 386-8509
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

            Attached as Exhibit 4 is the pooling and servicing agreement, dated as of August 1, 2006 (the "Pooling and Servicing Agreement"), by and among Banc of America Commercial Mortgage Inc. (the "Company"), as depositor, Bank of America, National Association, as master servicer, LNR Partners, Inc., as Special Servicer, and Wells Fargo Bank, N.A., as trustee and REMIC administrator. The Pooling and Servicing Agreement governs the Banc of America Commercial Mortgage Inc., Commercial Mortgage Pass-Through Certificates, Series 2006-3 (the "Certificates"), including the Class A-1, Class A-2, Class A-3, Class A-4, Class A-1A, Class A-M, Class A-J, Class B and Class C Certificates (the "Publicly Offered Certificates"), which were issued on August 2, 2006 with an aggregate principal balance as of August 1, 2006 of $1,785,463,000. Attached as Exhibit 1 is the Underwriting Agreement, dated July 20, 2006, among Banc of America Securities LLC, Citigroup Global Markets Inc. and Goldman, Sachs & Co., as underwriters, and the Company pursuant to which the Publicly Offered Certificates were sold to by Banc of America Securities LLC, Citigroup Global Markets Inc. and Goldman, Sachs & Co. (collectively, the "Underwriters").

            Attached as Exhibit 8 is the opinion of Cadwalader, Wickersham & Taft LLP, special tax counsel to the Company, regarding tax matters (the "Tax Matters Opinion"), provided in connection with the issuance of the Certificates.

            Attached as Exhibit 99 is the Mortgage Loan Purchase and Sale Agreement dated as of August 1, 2006, by and between Bank of America, National Association ("Bank of America") and the Company (the "Mortgage Loan Purchase and Sale Agreement").

            Capitalized terms used herein and not defined herein have the same meanings ascribed to such terms in the Pooling and Servicing Agreement.

Item 9.01.  Financial Statements, Pro Forma Financial Information and Exhibits

(a) Financial Statements - Not Applicable

(b) Pro Forma Financial Information - Not Applicable

(c) Shell Company Transactions - Not Applicable

(d) Exhibits

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Item 601(a) of
Regulation S-K
Exhibit No.     Description
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(1)             Underwriting Agreement, dated July 20, 2006, among Banc of
                America Commercial Mortgage Inc., Banc of America Securities
                LLC, Citigroup Global Markets Inc. and Goldman, Sachs & Co.
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(4)             Pooling and Servicing Agreement, dated as of August 1, 2006, among Banc of America Commercial Mortgage Inc., as depositor,
                Bank of America, National Association, as master servicer, LNR
                Partners, Inc., as special servicer, and Wells Fargo Bank, N.A., as trustee and REMIC administrator.
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(8)             Opinion of Cadwalader, Wickersham & Taft LLP, dated as of
                August 2, 2006, relating certain and tax matters.
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(99)            Mortgage Loan Purchase Agreement, dated as of August 1, 2006, between Banc of America Commercial Inc. and Bank of America,
                National Association.
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


            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

                                   BANC OF AMERICA COMMERCIAL MORTGAGE INC.


                                   By: /s/ John S. Palmer
                                       ---------------------------------
                                       Name:    John S. Palmer
                                       Title:   Vice President

Date:  August 11, 2006

                                  Exhibit Index
                                  -------------

Item 601(a) of                                               Paper (P) or
Regulation S-K                                               Electronic
Exhibit No.     Description                                  (E)
-----------     -----------                                  ------------

1               Underwriting Agreement                       E

4               Pooling and Servicing Agreement              E

8               Opinion of Cadwalader, Wickersham & Taft     E
                LLP, dated as of August 2, 2006,
                relating to certain tax matters

99              Mortgage Loan Purchase Agreement             E